                                                                   EXHIBIT 10.23



                     OBLIGATIONS SECURED HEREBY PROVIDE FOR
                          A FLUCTUATING INTEREST RATE

               MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                    AND LEASES AND FIXTURE FILING (FLORIDA)

                                  BY AND FROM

                  LIL' CHAMP FOOD STORES, INC., ``MORTGAGOR''

                                       TO

                           FIRST UNION NATIONAL BANK,
                    IN ITS CAPACITY AS AGENT, ``MORTGAGEE''

                          DATED AS OF OCTOBER 23, 1997
           THE SECURED PARTY (MORTGAGEE) DESIRES THIS FIXTURE FILING TO BE INDEXED AGAINST THE RECORD OWNER OF THE REAL ESTATE
                                DESCRIBED HEREIN

                      PREPARED BY, RECORDING REQUESTED BY,
                           AND WHEN RECORDED MAIL TO:

                             F. THOMAS MULLER, ESQ.
                             O'MELVENY & MYERS LLP
                             400 SOUTH HOPE STREET
                       LOS ANGELES, CALIFORNIA 90071-2899
                                FILE 154,607-004

               MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                    AND LEASES AND FIXTURE FILING (FLORIDA)

     THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND LEASES AND FIXTURE FILING (Florida) (this "MORTGAGE") is dated as of October 23, 1997, by and from LIL' CHAMP FOOD STORES, INC., a Florida corporation ("MORTGAGOR"), having an address at 1801 Douglas Drive, Sanford, North Carolina 27330, to FIRST UNION NATIONAL BANK, as Agent ("AGENT") for the lenders party to the Credit Agreement (defined below) (such lenders, together with their respective successors and assigns, collectively, the "LENDERS"), having an address at 301 South College Street, Charlotte, North Carolina 28288 (Agent, together with its successors and assigns, "MORTGAGEE").

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

          SECTION 1.1  DEFINITIONS.  All capitalized terms used herein without
                       -----------
definition shall have the respective meanings ascribed to them in that certain Credit Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among The Pantry, Inc., a Delaware corporation ("PANTRY"), the Lenders, and Mortgagee. As used herein, the following terms shall have the following meanings:

          1.1.1 "INDEBTEDNESS": (1) All indebtedness of Pantry to Mortgagee and the Lenders, including, without limitation, the sum of all (a) principal, interest and other amounts evidenced or secured by the Loan Documents, and (b) principal, interest and other amounts which may hereafter be loaned by Mortgagee or any of the Lenders under or in connection with the Credit Agreement or any of the other Loan Documents, whether evidenced by a promissory note or other instrument which, by its terms, is secured hereby, and (2) all other indebtedness, obligations and liabilities now or hereafter existing of any kind of Pantry or Mortgagor to Mortgagee or any of the Lenders under documents which recite that they are intended to be secured by this Mortgage.

          1.1.2 "MORTGAGED PROPERTY": All of Mortgagor's interest in (1) the fee interest in the real property described in Exhibit A attached hereto and incorporated herein by this reference, together with any greater estate therein as hereafter may be acquired by Mortgagor (the "LAND"), (2) all improvements now owned or hereafter acquired by Mortgagor, now or at any time situated, placed or constructed upon the Land (the "IMPROVEMENTS"), (3) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Mortgagor and now or hereafter attached to, installed in or used in connection with any of the Improvements or the Land, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (the "FIXTURES"), (4) all right, title and interest of Mortgagor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC (defined below), now owned or hereafter acquired by Mortgagor and now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements (the "PERSONALTY"), (5) all reserves, escrows or impounds required under the Credit Agreement and all deposit accounts maintained by Mortgagor with respect to the Mortgaged Property,
(6) all leases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant to any Person a possessory interest in, or the right to use, all or any part of the Mortgaged Property, together with all related security and other deposits (the "LEASES"),
(7) all of the rents, revenues, income, proceeds, profits, security and other types of deposits, and other benefits paid or payable by parties to the Leases for using, leasing, licensing possessing, operating from, residing in, selling or otherwise enjoying the Mortgaged Property (the "RENTS"), (8) all other agreements, such as construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the construction, use, occupancy, operation, maintenance, enjoyment or ownership of the Mortgaged Property (the "PROPERTY AGREEMENTS"), (9) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, (10) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof, (11) all insurance policies, unearned premiums therefor and proceeds from such policies covering any of the above property now or hereafter acquired by Mortgagor, and (12) all of Mortgagor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any governmental authority pertaining to the Land, Improvements, Fixtures or Personalty. As used in this Mortgage, the term "MORTGAGED PROPERTY" shall mean all or, where the context permit or requires, any portion of the above or any interest therein.

          1.1.3 "OBLIGATIONS": All of the agreements, covenants, conditions, warranties, representations and other obligations of Pantry (including, without limitation, the obligation to repay the Indebtedness) under the Credit Agreement and the other Loan Documents.

          1.1.4 "UCC": The Uniform Commercial Code of Florida or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than Florida, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

                                   ARTICLE 2
                                     GRANT
                                     -----

          SECTION 2.1  GRANT.  To secure the full and timely payment of the
                       -----
Indebtedness and the full and timely performance of the Obligations, Mortgagor MORTGAGES, GRANTS, BARGAINS, ASSIGNS, SELLS and CONVEYS, to Mortgagee the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property to Mortgagee, and Mortgagor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Mortgaged Property unto Mortgagee.

                                   ARTICLE 3
                   WARRANTIES, REPRESENTATIONS AND COVENANTS
                   -----------------------------------------

          Mortgagor warrants, represents and covenants to Mortgagee as follows:

          SECTION 3.1  TITLE TO MORTGAGED PROPERTY AND LIEN OF THIS INSTRUMENT.
                       -------------------------------------------------------
Mortgagor owns the Mortgaged Property free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Mortgage creates valid, enforceable first priority liens and security interests against the Mortgaged Property.

          SECTION 3.2  FIRST LIEN STATUS.  Mortgagor shall preserve and protect
                       -----------------
the first lien and security interest status of this Mortgage and the other Loan Documents. If any lien or security interest other than the Permitted Encumbrances is asserted against the Mortgaged Property, Mortgagor shall promptly, and at its expense, (a) give Mortgagee a detailed written notice of such lien or security interest (including origin, amount and other terms), and
(b) pay the underlying claim in full or take such other action so as to cause it to be released or contest the same in compliance with the requirements of the Credit Agreement (including the requirement of providing a bond or other security satisfactory to Mortgagee).

          SECTION 3.3  PAYMENT AND PERFORMANCE.  Mortgagor shall pay the
                       -----------------------
Indebtedness when due under the Loan Documents and shall perform the Obligations in full when they are required to be performed.

          SECTION 3.4  REPLACEMENT OF FIXTURES AND PERSONALTY.  Mortgagor shall
                       --------------------------------------
not, without the prior written consent of Mortgagee, permit any of the Fixtures or Personalty to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Mortgagor subject to the liens and security interests of this Mortgage and the other Loan Documents, and free and clear of any other lien or security interest except such as may be permitted under the Credit Agreement or first approved in writing by Mortgagee.

          SECTION 3.5  INSPECTION.  Mortgagor shall permit Mortgagee and the
                       ----------
Lenders, and their respective agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property and all books and records of Mortgagor located thereon, and to conduct such environmental and engineering studies as Mortgagee or the Lenders may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Mortgaged Property.

          SECTION 3.6  OTHER COVENANTS.  All of the covenants in the Credit
                       ---------------
Agreement are incorporated herein by reference and, together with covenants in this Article, shall be covenants running with the land.
     -------

          SECTION 3.7  CONDEMNATION AWARDS AND INSURANCE PROCEEDS.
                       ------------------------------------------

          3.7.1  Condemnation Awards.  Mortgagor assigns all awards and
                 -------------------
compensation to which it is entitled for any condemnation or other taking, or any purchase in lieu thereof, to Mortgagee and authorizes Mortgagee to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Credit Agreement.

          3.7.2  Insurance Proceeds.  Mortgagor assigns to Mortgagee all
                 ------------------
proceeds of any insurance policies insuring against loss or damage to the Mortgaged Property. Mortgagor authorizes Mortgagee to collect and receive such proceeds and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly.

                                   ARTICLE 4
                            DEFAULT AND FORECLOSURE
                            -----------------------

          SECTION 4.1  REMEDIES.  If an Event of Default exists, Mortgagee may,
                       --------
at Mortgagee's election, exercise any or all of the following rights, remedies and recourses:

          4.1.1  Acceleration.  Declare the Indebtedness to be immediately due
                 ------------
and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.

          4.1.2  Entry on Mortgaged Property.  Enter the Mortgaged Property and
                 ---------------------------
take exclusive possession thereof and of all books, records and accounts relating thereto or located thereon. If Mortgagor remains in possession of the Mortgaged Property after an Event of Default and without Mortgagee's prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor.

          4.1.3  Operation of Mortgaged Property.  Hold, lease, develop, manage,
                 -------------------------------
operate or otherwise use the Mortgaged Property upon such terms and conditions as Mortgagee may deem reasonable under the circumstances (making such repairs, alternations, additions and improvements and taking other actions, from time to time, as Mortgagee deems necessary or desirable), and apply all Rents and other amounts collected by Mortgagee in connection therewith in accordance with the provisions of Section 4.7.
              -----------

          4.1.4  Foreclosure and Sale.  Institute proceedings for the complete
                 --------------------
foreclosure of this Mortgage, either by judicial action or by power of sale, in which case the Mortgaged Property may be sold for cash or credit in one or more parcels. With respect to any notices required or permitted under the UCC, Mortgagor agrees that five days' prior written notice shall be deemed commercially reasonable. At any such sale by virtue of any judicial proceedings, power of sale, or any other legal right, remedy or recourse, the title to and right of possession of any such property shall pass to the purchaser thereof, and to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or inequity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against all other Persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor. Mortgagee or any of the Lenders may be a purchaser at such sale. If Mortgagee is the highest bidder, Mortgagee may credit the portion of the purchase price that would be distributed to Mortgagee against the Indebtedness in lieu of paying cash. In the event this Mortgage is foreclosed by judicial action, appraisement of the Mortgaged Property is waived.

          4.1.5  Receiver.  Make application to a court of competent
                 --------
jurisdiction for, and obtain from such court as a matter of strict right and without notice to Mortgagor or regard to the adequacy of the Mortgaged Property for the repayment of the Indebtedness, the appointment of a receiver of the Mortgaged Property, and Mortgagor irrevocably consents to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.
                                                      -----------

          4.1.6  Other.  Exercise all other rights, remedies and recourses
                 -----
granted under the Loan Documents or otherwise available at law or in equity.

          SECTION 4.2  SEPARATE SALES.  The Mortgaged Property may be sold in
                       --------------
one or more parcels and in such manner and order as Mortgagee in its sole discretion may elect; the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

          SECTION 4.3  REMEDIES CUMULATIVE, CONCURRENT AND NONEXCLUSIVE.
                       ------------------------------------------------
Mortgagee and the Lenders shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulated and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor or others obligated under the Loan Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Mortgagee or the Lenders, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee or the Lenders in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.

          SECTION 4.4  RELEASE OF AND RESORT TO COLLATERAL.  Mortgagee may
                       -----------------------------------
release, regardless of consideration and without the necessity for any notice to a consent by the holder of any subordinate lien on the Mortgaged Property, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by the Loan Documents or their status as a first and prior lien and security interest in and to the Mortgaged Property. For payment of the Indebtedness, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.

          SECTION 4.5  WAIVER OF REDEMPTION, NOTICE AND MARSHALLING OF ASSETS.
                       -------------------------------------------------------
To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Mortgagor by virtue of any present or future statute of limitations or law or judicial decision exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Mortgagee's election to exercise or the actual exercise of any right, remedy or recourse provided for under the Loan Documents, and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

          SECTION 4.6  DISCONTINUANCE OF PROCEEDINGS.  If Mortgagee or the
                       -----------------------------
Lenders shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee or the Lenders shall have the unqualified right to do so and, in such an event, Mortgagor, Mortgagee, and the Lenders shall be restored to their former positions with respect to the Indebtedness, the Obligations, the Loan Documents, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee and the Lenders shall continue and if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee or the Lenders thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

          SECTION 4.7  ALLOCATION OF PROCEEDS.  The proceeds of any sale of, and
                       ----------------------
the Rents and other amounts generated by the holding, leasing, management, operation or other use of the Mortgaged Property, shall be applied by Mortgagee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

          4.7.1 to the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation (1) receiver's fees and expenses, including the repayment of the amounts evidenced by any receiver's certificates, (2) court costs, (3) attorneys' and accountants' fees and expenses, and (4) costs of advertisement;

          4.7.2 to the payment of the Indebtedness and performance of the Obligations in such manner and order of preference as Mortgagee in its sole discretion may determine; and

          4.7.3 the balance, if any, to the payment of the Persons legally entitled thereto.

          SECTION 4.8  OCCUPANCY AFTER FORECLOSURE.  Any sale of the Mortgaged
                       ---------------------------
Property or any part thereof in accordance with Section 4.1.4 will divest all
                                                -------------
right, title and interest of Mortgagor in and to the property sold. Subject to applicable law, any purchaser at a foreclosure sale will receive immediate possession of the property purchased. If Mortgagor retains possession of such property or any part thereof subsequent to such sale, Mortgagor will be considered a tenant at sufferance of the purchaser, and will, if Mortgagor remains in possession after demand to remove, be subject to eviction and removal, forcible or otherwise, with or without process of law.

          SECTION 4.9  ADDITIONAL ADVANCES AND DISBURSEMENTS; COSTS OF
                       -----------------------------------------------
ENFORCEMENT.
-----------

          4.9.1 If any Event of Default exists, Mortgagee and each of the Lenders shall have the right, but not the obligation, to cure such Event of Default in the name and on behalf of Mortgagor. All sums advanced and expenses incurred at any time by Mortgagee or any Lender under this Section, or otherwise
                                                           -------
under this Mortgage or any of the other Loan Documents or applicable law, shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at the rate or rates at which interest is then computed on the Indebtedness, and all such sums, together with interest thereon, shall be secured by this Mortgage.

          4.9.2 Mortgagor shall pay all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Mortgage and the other Loan

Documents, or the enforcement, compromise or settlement of the Indebtedness or any claim under this Mortgage and the other Loan Documents, and for the curing thereof, or for defending or asserting the rights and claims of Mortgagee in respect thereof, by litigation or otherwise.

          SECTION 4.10  NO MORTGAGEE IN POSSESSION. Neither the enforcement of
                        --------------------------
any of the remedies under this Article, the assignment of the Rents and Leases
                               -------
under Article 5, the security interests under Article 6, nor any other remedies
      ---------                               ---------
afforded to Mortgagee under the Loan Documents, at law or in equity shall cause Mortgagee or any Lender to be deemed or construed to be a mortgagee in possession of the Mortgaged Property, to obligate Mortgagee or any Lender to lease the Mortgaged Property or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

                                   ARTICLE 5
                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

          SECTION 5.1  ASSIGNMENT.  In furtherance of and in addition to the
                       ----------
assignment made by Mortgagor in Section 2.1 of this Mortgage, Mortgagor hereby
                                -----------
absolutely and unconditionally assigns, sells, transfers and conveys to Mortgagee all of its right, title and interest in and to all Leases, whether now existing or hereafter entered into, and all of its right, title and interest in and to all Rents. If permitted under applicable law, this assignment is an absolute assignment and not merely an assignment for additional security. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a revocable license from Mortgagee to exercise all rights extended to the landlord under the Leases, including the right to receive and collect all Rents and to hold the Rents in trust for use in the payment and performance of the Obligations and to otherwise use the same. The foregoing license is granted subject to the conditional limitation that no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Obligations or solvency of Mortgagor, the license herein granted shall automatically expire and terminate, without notice by Mortgagee (any such notice being hereby expressly waived by Mortgagor).

          SECTION 5.2  PERFECTION UPON RECORDATION.  Mortgagor acknowledges that
                       ---------------------------
Mortgagee has taken all actions necessary to obtain, and that upon recordation of this Mortgage Mortgagee shall have, to the extent permitted under applicable law, a valid and fully perfected, first priority, present assignment of the Rents arising out of the Leases and all security for such Leases. Mortgagor acknowledges and agrees that upon recordation of this Mortgage Mortgagee's interest in the Rents shall be deemed to be fully perfected, ``choate'' and enforced as to Mortgagor and all third parties, including, without limitation, any subsequently appointed trustee in any case under Title 11 of the United States Code (the "BANKRUPTCY CODE"), without the necessity of commencing a foreclosure action with respect to this Mortgage, making formal demand for the Rents, obtaining the appointment of a receiver or taking any other affirmative action.

          SECTION 5.3  BANKRUPTCY PROVISIONS.  Without limitation of the
                       ---------------------
absolute nature of the assignment of the Rents hereunder, Mortgagor and Mortgagee agree that (a) this Mortgage shall constitute a ``security agreement'' for purposes of Section 552(b) of the Bankruptcy Code, (b) the security interest created by this Mortgage extends to property of Mortgagor acquired before the commencement of a case in bankruptcy and to all amounts paid as Rents and (c) such security interest shall extend to all Rents acquired by the estate after the commencement of any case in bankruptcy.

          SECTION 5.4  NO MERGER OF ESTATES.  So long as part of the
                       --------------------
Indebtedness and the Obligations secured hereby remain unpaid and undischarged, the fee and leasehold estates to the Mortgaged Property shall not merge, but shall remain separate and distinct, notwithstanding the union of such estates either in Mortgagor, Mortgagee, any tenant or any third party by purchase or otherwise.

                                   ARTICLE 6
                               SECURITY AGREEMENT
                               ------------------

          SECTION 6.1  SECURITY INTEREST.  This Mortgage constitutes a "Security
                       -----------------
Agreement" on personal property within the meaning of the UCC and other applicable law and with respect to the Personalty, Fixtures, Leases, Rents and Property Agreements. To this end, Mortgagor grants to Mortgagee a first and prior security interest in the Personalty, Fixtures, Leases, Rents and Property Agreements and all other Mortgaged Property which is personal property to secure the payment of the Indebtedness and performance of the Obligations, and agrees that Mortgagee shall have all the rights and remedies of a secured party under the UCC with respect to such property. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Personalty, Fixtures, Leases, Rents and Property Agreements sent to Mortgagor at least five (5) days prior to any action under the UCC shall constitute reasonable notice to Mortgagor.

          SECTION 6.2  FINANCING STATEMENTS.  Mortgagor shall execute and
                       --------------------
deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee's security interest hereunder and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest. Mortgagor's chief executive office is in the State of North Carolina at the address set forth in the first paragraph of this Mortgage.

          SECTION 6.3  FIXTURE FILING.  This Mortgage shall also constitute a
                       --------------
"fixture filing" for the purposes of the UCC against all of the Mortgaged Property which is or is to become fixtures. Information concerning the security interest herein granted may be obtained at the addresses of Debtor (Mortgagor) and Secured Party (Mortgagee) as set forth in the first paragraph of this Mortgage.

                                   ARTICLE 7
                                 MISCELLANEOUS
                                 -------------
          SECTION 7.1  NOTICES.  Any notice required or permitted to be given
                       -------
under this Mortgage shall be given in accordance with the provisions of the Credit Agreement.

          SECTION 7.2  COVENANTS RUNNING WITH THE LAND.  All Obligations
                       -------------------------------
contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Mortgaged Property. As used herein, "Mortgagor" shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Mortgaged Property. All Persons who may have or acquire an interest in the Mortgaged Property shall be deemed to have notice of, and be bound by, the terms of the Credit Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.

          SECTION 7.3  ATTORNEY-IN-FACT.  Mortgagor hereby irrevocably appoints
                       ----------------
Mortgagee and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor or any other notices that Mortgagee deems appropriate to protect Mortgagee's interest, if Mortgagor shall fail to do so within ten (10) days after written request by Mortgagee, (b) upon the issuance of a deed pursuant to the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personalty, Fixtures and Property Agreements in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Mortgagee's security interests and rights in or to any of the Mortgaged Property, and (d) while any Event of Default exists, to perform any obligation of Mortgagor hereunder, however: (1) Mortgagee shall not under any circumstances be obligated to perform any obligation of Mortgagor; (2) any sums advanced by Mortgagee in such performance shall be added to and included in the Indebtedness and shall bear interest at the rate or rates at which interest is then computed on the Indebtedness; (3) Mortgagee as such attorney-in-fact shall only be accountable for such funds as are actually received by Mortgagee; and (4) Mortgagee shall not be liable to Mortgagor or any other person or entity for any failure to take any action which it is empowered to take under this Section.
                                                                    -------

          SECTION 7.4  SUCCESSORS AND ASSIGNS.  This Mortgage shall be binding
                       ----------------------
upon and inure to the benefit of Mortgagee, the Lenders, and Mortgagor and their respective successors and assigns. Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder.

          SECTION 7.5  NO WAIVER.  Any failure by Mortgagee to insist upon
                       ---------
strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Mortgagee or the Lenders shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

          SECTION 7.6  CREDIT AGREEMENT.  If any conflict or inconsistency
                       ----------------
exists between this Mortgage and the Credit Agreement, the Credit Agreement shall govern.

          SECTION 7.7  RELEASE OR RECONVEYANCE.  Upon payment in full of the
                       -----------------------
Indebtedness and performance in full of the Obligations, Mortgagee, at Mortgagor's expense, shall release the liens and security interests created by this Mortgage or reconvey the Mortgaged Property to Mortgagor. In addition, as long as no Event of Default has occurred and is then continuing or would be caused thereby, if Mortgagor sells or transfers for value any portion of the Mortgaged Property as permitted under Section 7.7 of the Credit Agreement, Mortgagee shall release the liens and security interests created by this Mortgage on such Mortgaged Property or reconvey such Mortgaged Property to Mortgagor, concurrently with the consummation of such sale or other transfer. Such release or reconveyance shall be at Mortgagor's sole cost and expense, and only upon not less than thirty days' prior written notice to Mortgagee.

          SECTION 7.8  WAIVER OF STAY, MORATORIUM AND SIMILAR RIGHTS.  Mortgagor
                       ---------------------------------------------
agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Mortgage or the Indebtedness secured hereby, or any agreement between Mortgagor and Mortgagee or any rights or remedies of Mortgagee or the Lenders.

          SECTION 7.9  APPLICABLE LAW.  The provisions of this Mortgage
                       --------------
regarding the creation, perfection and enforcement of the liens and security interests herein granted shall be governed by and construed under the laws of the state in which the Mortgaged Property is located. All other provisions of this Mortgage and the Obligations shall be governed by the laws of the State of New York (including, without limitation, Section 5-1401 of the General Obligations Law of the State of New York), without regard to conflicts of laws principles.

          SECTION 7.10  HEADINGS.  The Article, Section and Subsection titles
                        --------
hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

          SECTION 7.11  ENTIRE AGREEMENT.  This Mortgage and the other Loan
                        ----------------
Documents embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

          SECTION 7.12  SURETYSHIP WAIVERS.
                        ------------------

          7.12.1 Mortgagor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment and performance in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Loan Party agrees as follows: (i) Lender may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of such Loan Party's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Obligations and take and hold other security for the payment of the Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Obligations, any guaranties of the Obligations, or any other obligation of any Person with respect to the Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Lender in respect of the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Lender may have against any such security, as Lenders in their discretion may determine consistent with this Agreement and any other Loan Document including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Lender under the Loan Documents, at law or in equity; and (ii) this Agreement and the obligations of each Loan Party hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Obligations), including without limitation the occurrence of any of the following, whether or not any Loan Party shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Obligations, (C) the Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Obligations, even though Lender might have elected to apply such payment to any part or all of the Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Obligations, (F) any defenses, set-offs or counterclaims which any other Loan Party may allege or assert against any Lender in respect of the Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Loan Party as an obligor in respect of the Obligations.

     7.12.2 Each Loan Party waives, for the benefit of Lender: (i) any right to require Lender, as a condition of payment or performance by such Loan Party, to (A) proceed against any other Loan Party, any guarantor of the Obligations or any other Person, (B) proceed against or exhaust any other security held from any other Loan Party, any guarantor of the Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Lender in favor of any Loan Party or any other Person, or (D) pursue any other remedy in the power of Lender whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Loan Party including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Loan Party from any cause other than payment in full of the Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Lender's errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Loan Party's obligations hereunder, (B) the benefit of any statute of limitations affecting such Loan Party's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Lender protect, secure, perfect or insure any other security interest or lien or any property subject thereto;
(vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to Loan Parties and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

     7.12.3 Until the Obligations shall have been paid in full, each Loan Party shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that such Loan Party now has or may hereafter have against any other Loan Party or any of its assets in connection with this Agreement or the performance by any other Loan Party of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that any Loan Party now has or may hereafter have against any other Loan Party, (B) any right to enforce, or to participate in, any claim, right or remedy that Lender now has or may hereafter have against any Loan Party, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Lender, and (ii) any right of contribution any Loan Party may have against any guarantor of the Obligations. Each Loan Party further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Loan Party may have against any other Loan Party or against any other collateral or security, and any rights of contribution such Loan Party may have against any such guarantor, shall be junior and subordinate to any rights Lender may have against any Loan Party, to all right, title and interest Lender may have in any such other collateral or security, and to any right Lender may have against any such guarantor.


                                   ARTICLE 8
                              LOCAL LAW PROVISIONS
                              --------------------


          SECTION 8.1  FUTURE ADVANCES.  This Mortgage also secures such future
                       ---------------
additional advances as may be made by Mortgagee at Mortgagee's option to Mortgagor for any purposes, provided that all such advances are to be made within twenty (20) years from the date of this Mortgage. The total Indebtedness secured by this Mortgage may decrease or increase from time to time, but the total unpaid balance so secured at any one time may not exceed the maximum principal amount of Two Hundred Million Dollars ($200,000,000) plus interest accrued thereon, and any disbursements made for the payment of taxes, levies, assessments or insurance on the Mortgaged Property, with interest upon such disbursements. If, pursuant to Florida Statutes (S)697.04, Mortgagor files a notice specifying the dollar limit beyond which future advances made pursuant to this Mortgage will not be secured by this Mortgage, Mortgagor shall give immediate notice to Mortgagee by certified mail. Such filing constitutes an additional Event of Default hereunder.

          SECTION 8.2  INSURANCE AND TAXES.  Mortgagor shall at all time
                       -------------------
provide, maintain and keep in force or cause to be provided, maintained and keep in force, at no expense to Mortgagee, policies of insurance in form and amounts and issued by companies, associations or organizations reasonably satisfactory to Mortgagee covering such casualties, risks, perils, liabilities and other hazards as set forth in the Credit Agreement or as Mortgagee reasonably
requires.   Mortgagor shall pay, or cause to be paid prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, including, without limitation, nongovernmental levies or assessments such as maintenance charges, levies or charges resulting from covenants, conditions and restrictions affecting the Mortgaged Property, which are assessed or imposed upon the Mortgaged Property, or become due and payable, and which create, may create or appear to create a lien upon the Mortgaged Property or any part thereof, or upon any person, property, equipment or other facility used in the operation or maintenance thereof (all the above collectively hereinafter referred to as "IMPOSITIONS"); provided, however, if, by law any such Imposition is payable, or may at the option of the taxpayer be paid, in installments, Mortgagor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and interest. If Mortgagor does not pay such insurance premiums and Impositions in accordance with the foregoing, Mortgagee may pay such amounts and Mortgagor shall reimburse Mortgagee upon demand for such payments and such reimbursement obligation shall be added to the Obligations secured hereby.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Mortgagor has on the date set forth in the acknowledgement hereto, effective as of the date first above written, caused this instrument to be duly EXECUTED AND DELIVERED by authority duly given.

                         LIL' CHAMP FOOD STORES, INC., a Florida corporation



                         By: _____________________________
                              Name: William T. Flyg
                              Its:  Executive Vice President and Assistant
                                    Secretary

                                ACKNOWLEDGEMENT


STATE OF NEW YORK        )
                         ) SS.:
COUNTY OF NEW YORK       )


     The foregoing instrument was acknowledged before me this 23 day of October, 1997 by William T. Flyg, as the Executive Vice President and Assistant Secretary of Lil' Champ Food Stores, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced a _______________________ as identification.


                                         _________________________________
                                         Print Name:______________________
                                         Notary Public, New York, New York

                                         My Commission Expires:___________

                                         Commission No.:__________________

                                   EXHIBIT A

                               MORTGAGED PROPERTY


                                      A-1